Exhibit 99.1

 Virtual investor session  June 22, 2022

 Introduction  John T. Williams, Head of Investor Relations

 Disclaimers  Forward-Looking Statements  This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “outlook,” “target,” “expect,” “will,” “forecast,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Billtrust’s financial outlook, guidance and forecasts of Billtrust’s financial and performance metrics, the potential benefits, value and the commercial attractiveness to its customers of Billtrust’s products and services, and Billtrust’s opportunity and ability to grow and scale its business. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Billtrust’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Billtrust. These forward-looking statements are subject to a number of risks and uncertainties, including Billtrust’s ability to attract and retain customers and expand customers’ use of Billtrust’s services; market, financial, political and legal conditions; the impact of the COVID-19 pandemic on Billtrust’s business and the global economy; risks relating to the uncertainty of the projected financial and operating information with respect to Billtrust; risks related to future market adoption of Billtrust’s offerings; risks related to Billtrust’s marketing and growth strategies; risks related to expanding Billtrust’s operations outside the United States; risks related to Billtrust’s ability to acquire or invest in businesses, products, or technologies that may complement or expand its products or platforms, enhance its technical capabilities, or otherwise offer growth opportunities; the effects of competition on Billtrust’s future business; and the risks discussed in Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed March 9, 2022, under the heading “Risk Factors” and other documents of Billtrust filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or any of Billtrust’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Billtrust presently does not know of or that Billtrust currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, these forward-looking statements reflect Billtrust’s expectations, plans or forecasts of future events and views as of the date of this presentation. Billtrust anticipates that subsequent events and developments will cause Billtrust’s assessments to change. However, while Billtrust may elect to update these forward-looking statements at some point in the future, Billtrust specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Billtrust’s assessments as of any date subsequent to the date of this presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements.  Non-GAAP Financial Measures  Some of the financial information contained in this presentation has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Such financial information is identified as such within the presentation. Billtrust believes that the use of these non-GAAP financial measures provides an additional tool for management and investors to use in evaluating Billtrust’s actual and projected financial condition and operating results and trends in and in comparing Billtrust’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Billtrust does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and other amounts that are required by GAAP to be recorded in Billtrust’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and other amounts are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, Billtrust presents non-GAAP financial measures in connection with GAAP results. Billtrust is not providing a reconciliation of its projected net revenue, adjusted gross profit, adjusted gross margin and adjusted EBITDA margin to the most directly comparable measure prepared in accordance with GAAP because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations. You should review Billtrust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed March 9, 2021, under the heading “Risk Factors,” and other documents of Billtrust filed, or to be filed, with the SEC.

 Introduction  John T. Williams, Head of Investor Relations  Please submit questions to IR@billtrust.com

 Today’s agenda  Where we’ve been and where we’re going  Flint Lane, Founder and CEO  Talent update  Jeanne O’Connor, Chief Talent Officer  Product  Greg Hanson, Chief Product Officer  BPN and Digital Lockbox  Nick Babinsky, General Manager, BPN  Sales and go-to-market  Jay Johnson, Chief Sales Officer  Steve Lindeman, Chief Customer Officer  Customer interview: Sunbelt Rentals  Steve Pinado, President  Finance update  Mark Shifke, Chief Financial Officer  Q&A  Flint Lane, Steve Pinado, Mark Shifke

 Where we’ve been and where we’re going  Flint Lane, Founder and CEO

 Why we went public  Raise capital   Accelerate growth, fund strategic R&D and S&M investment  Renewed focus on channel relationships  Strong balance sheet  $300M raised  Support M&A  Establish deep capital reserve  Drive higher margins  Print to digital shift  Improved monetization  Reap scale efficiencies

 Expectations vs. reality  From our October 2020 investor deck:  Our actual performance:  Net revenue ($mm)  Software and Payments  Other  $109  $132  $168  24% CAGR  Net revenue ($mm)  Note: Data as of 12/31/2021 unless otherwise specified; All financial metrics presented here, including net revenue and adjusted gross margin, are presented on a non-GAAP basis. An explanation of this measure and how it is calculated and a reconciliation to the comparable GAAP measure is included in the Appendix.   1 2022E revenue and adjusted gross profit estimates represent midpoint of our FY 2022 financial outlook  1

 Expectations vs. reality  From our October 2020 investor deck:  Our actual performance:  Adjusted gross profit ($mm)  Gross profit ($mm)  Adjusted gross margin  70.3%  73.1%  73.5%  27% CAGR  1  Note: Data as of 12/31/2021 unless otherwise specified; All financial metrics presented here, including net revenue and adjusted gross margin, are presented on a non-GAAP basis. An explanation of this measure and how it is calculated and a reconciliation to the comparable GAAP measure is included in the Appendix.   1 2022E revenue and adjusted gross profit estimates represent midpoint of our FY 2022 financial outlook

 Global acquisitions  Acquired October 2021  Credit and Collections SaaS solution  Acquired February 2022  Connections to 70+ B2B and B2G e-invoicing networks

Key recent partnerships

American Express	American Express Merchant Services Partners with Billtrust to Offer Solutions to Supplier Receivables Challenges
Arvest	Arvest Bank Joins Billtrust's Business Payments Network
Avalara	Avalara's CertCapture Software Integrates with Billtrust to Securely Process, Collect, Validate, Store and Renew Compliance Documents
Bottomline	Bottomline Expands Network with Billtrust's Business Payments Network
Coupa	Billtrust Announces Coupa as a Referral Partner and Business Payments Network (BPN) Provider

JAGGAER	JAGGAER and Billtrust to Deliver Invoicing Automation
Karmak	Karmak Announces Partnership with Billtrust to Enable Complete Accounts Receivable Management
Procede	Billtrust Partners with Procede Software to Speed Payments and Improve Cash Flow
REPAY	REPAY Scales B2B Payments Offerings with Billtrust Partnership

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 Looking aheadRich opportunity set going forward  US and International Sales  BPN and Digital Lockboxes and arming the channel for more widespread supplier adoption  Surcharging  Future potential acquisitions  Selling to AP solutions providers more than just access to BPN

 Talent update  Jeanne O’Connor, Chief Talent Officer

 Our values  Customer Commitment  What would the customer want?  Invincibility  We’re Billtrust, we can do anything  Open-Mindedness  Challenge the status quo  Accountability & Ownership  Fix the problem, not the blame  Fiscally Responsible  Spend money like it was your own  Listen Actively  You have two ears and one mouth, use them proportionally  Family First  We are not on this planet so we can work and make money  Unique Individuals  It’s all about our people  Results Matter  Get it done

 Industry-leading employee culture  791 global employees across 7 countries  680  North America  111  Europe  US  Canada  Netherlands  Belgium  Poland  UK  Germany  Work from anywhere  Boundaryless recruiting to find the best talent, regardless of geography  Competitive advantage in a tight labor market  Positioned for future market shifts  Reduced office footprint  7 employee resource groups (ERGs)  +77 Engagement score  Top strengths  Acceptance88/100  Billtrust makes it easy for people with diverse backgrounds to be accepted  Team support87/100  I can get the help I need from my teammates and colleagues  Manager85/100  I would recommend my manager to others

Environmental, Social, Governance (ESG) strategy & engagement

Growing in alignment with our values

ESG priorities

- Energy & GHG management
- Data privacy & cybersecurity
- Employee engagement & wellbeing
- Integrity & transparency
- Diversity & inclusion

Climate

- Work from anywhere produces 3x less emissions per employee
- Billtrust eSolutions saved 301 million paper invoices and 22 million paper checks from landfill in 2021

People

- Launched Billtrust for Good employee giving program and six new Employee Resource Groups
- 41% of Q1 hires contributed to diversity goals

Trust

- Conducted materiality assessment in November 2021
- Formalized executive sponsorship of ESG initiatives

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 7-year best places to work winner  Where can we find the list of awards?  Slide to be designed

 Product update  Greg Hanson, Chief Product Officer

 The BilltrustPlatform

 R&D main areas of focus  Internationalization  Unifiedpaymentsengine and rules  Invoicedistribution andcompliance  Analytics  and reporting  Simplified  integrations

Surcharging as a Service

Identifying approved cards

Our technology automatically differentiates between all card types — credit, debit, prepaid and government issued — to maintain compliance.

30-day card brand notification

We ensure merchants properly notify all relevant stakeholders — card brands and acquirers — in a timely fashion.

Optimal surcharge rates

Our engine automatically calculates the exact surcharge amount based on the transaction total, ensuring maximum rates are not breached and all card brand rules are being followed.

Evolving state legislation

We diligently oversee evolving and Independent state regulations so merchants with national, omnichannel presence remain compliant.

Card brand rules

We continuously navigate card brands' multifaceted directives so merchants can maximize their margins with peace of mind.

Customer surcharge awareness

Billtrust automatically processes the purchase amount and credit card fees as one transaction at checkout and provides you with the most updated proper notice protocols.

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 Attachment rates reflect value gains from combining products  ⅔  64%  of all customers   purchase Invoicing  of all Invoicing customers add Payments  Invoicing & Payments customers most often include BPN as third product  Next most common third product is Cash Application

 BPN and Digital Lockbox  Nick Babinsky, GM, Business Payments Network

 Let’s talk paper checks in B2B  Of the  $25 trillion  in spend that is exchanged between businesses in the US each year, AFP estimates1 that   42% remains on check.  1 Source: 2019 AFP® Payments Cost Benchmarking Survey.

 Electronic payments are challenging for AR

 $680,369,317  in annual electronic remittances  1.06M   invoices paid  $2,734,423,674  in annual electronic remittances  500K   invoices paid  $45,115,203  in annual electronic remittances  90K   invoices paid  Examples of receivables volume by email & AP portals

 Will the industry align around a standard?  EDI  ACH CTX  ISO 20022  Real-timepayments  Blockchain

 Growth AP automation amplifies pain for AR  B2B AR Teams

 BPN’s Digital Lockbox  BPN captures remittances from  connected payables and procurement platforms   as well as emails, file, and portals across card, ACH, and wire.

 The power of our network  BPN connects major participants and drives high volumes of digital transactions  BPN  Buyers  Suppliers  Banks  Fintechs  AR Providers  Gateways & acquirers  Treasury banks

 How BPN works  PaymentInstruction  Fees charged to buyer-side participants to eliminate paper costs and drive electronic payment volume  BPN  Buyers  Suppliers  Payables   Platform  Supplier   Sponsors  Settlement& Reconciliation  Fees charged to supplier-side participants to eliminate paper costs and drive automated AR

 Business Payments Network (BPN) TPV Trend  ($ Billions)  86% YoY Growth  Card  Card  ACH/Wire  Business Payments Network (BPN) is Billtrust’s leading two-sided B2B payments network that connects buyers and suppliers, and includes both BPN Card volume and BPN 3.0 ACH & Wire volumes. Card TPV is the dollar value of customer card payment transactions that Billtrust processes on its platform during a particular period. TPV- ACH/Wire is the dollar value of customer ACH or wire payment transactions that Billtrust processes on its platform during a particular period.  50% YoY  363% YoY

 A conversation on go-to-market  Flint Lane, Chief Executive Officer  Jay Johnson, Chief Sales Officer  Steve Lindeman, Chief Customer Officer

 Sunbelt Rentals fireside chat  Steve Pinado, President, Billtrust  John Schoenberger, SVP Finance, Sunbelt Rentals

 Financial update  Mark Shifke, Chief Financial Officer

Financial performance highlights

Full Year Software & Payments Revenue ($ millions)

24% CAGR since 2017



$43.7
$53.6
$68.9
$81.2
$103.9
2017
2018
2019
2020
2021

Full Year Adjusted Gross Margin[1]

900 bps expansion since 2017



64%
67%
67%
70%
73%
2017
2018
2019
2020
2021

Full Year Total Payment Volume (TPV)[2] ($ billions)

35% CAGR since 2017



$23
$31
$44
$55
$78
2017
2018
2019
2020
2021

Q1 2022 Highlights

34% — **Q1 2022** adjusted Software & Payments YoY revenue growth

73% — **Q1 2022** adjusted gross margin

45% — **Q1 2022** Total Payment Volume YoY growth

68% — **Q1 2022** Direct Card Revenue[2] YoY growth

Note: Data as of 12/31/2021 unless otherwise specified.
[1] Adjusted Gross Margin and Direct Card Revenue are non-GAAP financial measures. An explanation of these measures and how they are calculated and a reconciliation to the comparable GAAP measure is included in the Appendix.
[2] Refer to Appendix for a definition of Total Payment Volume ("TPV").

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FY22 Outlook & Long-term Operating Model – Unchanged

(annual growth rates unless otherwise noted)

We define "mid-term" as 3-5 years, and "long-term" as beyond 5 years.

	FY19 Actual	FY20 Actual	FY21 Actual	FY22 Outlook *midpoint, includes M&A	Mid-term target *excludes M&A	Long-term target *excludes M&A
Net Revenue[1]	21%	13%	21%	28%	20-25%	~20%
Software and Payments Segment Revenue[2]	28%	18%	28%	31%	25-30%	20%+
Adjusted Gross Margin[1]	67%	70%	73%	73.5%	75-80%	80%+
Adjusted EBITDA Margin[1]	(11)%	(2)%	(10)%	(9)%	8-12%	25%+

[1] Net revenue, adjusted gross margin and adjusted EBITDA margin are non-GAAP financial measures. An explanation of these measures and how they are calculated and a reconciliation to the comparable GAAP measure is included in the Appendix. Billtrust does not provide a reconciliation of forecasted measures because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

[2] Annual growth, adjusted for one-time and unusual items including customer losses.

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Full Year 2022 Modeling Considerations

Expected quarterly cadence and additional details

Net Revenue[1]

- We expect the following quarterly net revenue cadence for the remainder of 2022:
  Q2: 23-25% of full-year net revenue recognized; Q3: 25-27%; Q4: 27-29% (Q1: 22% reported)

Adjusted Gross Profit[1] and Adjusted Gross Margin[1]

- For both items, we still expect 1H to be below, and 2H to be above, the midpoint.

Adjusted EBITDA[1]

- We expect Q2 will look like Q1, followed by significant sequential improvement in both Q3 and Q4.

Share Count

- As of 3/31/22: **Basic: 163 million**; **Fully diluted[2]: 168 million**

1. Net Revenue, Adjusted Gross Profit, Adjusted Gross Margin and Adjusted EBITDA are non-GAAP financial measures. Billtrust does not provide a reconciliation of forecasted measures because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.
2. Fully diluted shares include all current potentially issuable shares tied to vested, in-the-money employee options and RSUs; the company has no remaining outstanding warrants.

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Current investor conversations  Legacy SPAC concerns  Path to profitability  Current macro environment

 Path to profitability  1 Billtrust does not provide a reconciliation of forecasted measures because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations and providing them may imply a degree of precision that would be confusing or potentially misleading.  Recent developments  Our profitability timeline is the #1 topic brought up by investors in our recent conversations.  We are responsive to changing market conditions and we are able to pivot accordingly.  Our updated path  We are now targeting Q2-Q3 2023, accelerated from 2H 2023-1H 2024, to be adjusted EBITDA positive.1  Given this accelerated timeframe, we expect to be adjusted EBITDA positive for full year FY 2024.1

 Q&A  Flint Lane, Steve Pinado, and Mark Shifke  Please submit questions to IR@billtrust.com

 Appendix

 Definitions  Net revenue (non-GAAP) is defined as total revenues less reimbursable costs revenue. Reimbursable costs revenue consists primarily of amounts charged to customers for postage (with an offsetting amount recorded as a cost of revenue) which we do not consider internally when monitoring operating performance.  Adjusted gross profit (non-GAAP) is defined as total revenues less total cost of revenues, excluding depreciation and amortization, plus stock-based compensation expense included in total cost of revenues.   Adjusted gross margin (non-GAAP) is defined as adjusted gross profit (non-GAAP) divided by total revenues less reimbursable costs revenue, or net revenue (non-GAAP).  Adjusted EBITDA (non-GAAP) is defined as net loss, plus (1) income tax expense (benefit), (2) changes in the fair value of financial instruments that do not meet the criteria to be classified as equity, (3) interest expense and loss on extinguishment of debt, (4) depreciation and amortization, (5) stock-based compensation expense, (6) impairment, restructuring, and related costs, (7) acquisition and integration costs, (8) other capital structure transaction costs, and (9) other non-operating expense (income).   Adjusted EBITDA margin (non-GAAP) is defined as adjusted EBITDA (non-GAAP) divided by total revenues less reimbursable costs revenue, or net revenue (non-GAAP).  Direct Card Revenue (“DCR”; non-GAAP) is defined as subscription, transaction, and services revenues, less revenues generated from segments other than software and payments (i.e. software and payments segment revenue), less software and payments segment transaction revenue unrelated to card processing and all subscription revenue. Direct card revenue (non-GAAP) includes variable transactional fee revenue associated with card payments on our electronic payments processing platforms and is a subset of our software and payments segment revenues.   Software and Payments (ex-DCR) Revenue (non-GAAP) is defined as software and payments segment transaction revenue unrelated to card processing and all subscription revenue.   Total Payment Volume (TPV) is the dollar value of customer payment transactions that we process on our platform during a particular period. TPV is made up of two payment categories: TPV - ACH/Wire - payments made via our software, portals, gateways, and our Business Payments Network that are processed via ACH or wire transfers; and TPV - Card - payments through our software, portals, gateways, and third-party processors, and includes our payment facilitator (“PayFac”) customers.

 Reconciliation of non-GAAP net revenue, non-GAAP adjusted gross profit, & non-GAAP adjusted gross margin - Annual

 Reconciliation of non-GAAP adjusted EBITDA and non-GAAP adjusted EBITDA margin - Annual

 Reconciliation of non-GAAP net revenue, non-GAAP adjusted gross profit, & non-GAAP adjusted gross margin - Quarterly

 Reconciliation of non-GAAP adjusted EBITDA and non-GAAP adjusted EBITDA margin - Quarterly

 Reconciliation of Full Year 2022 Outlook (Mid-point)

 Reconciliation of Direct Card Revenue Metrics: Annual and Quarterly

 Reconciliation of FY 2021 Software and Payments Segment Revenue Growth (Adjusted for One-Time Customer Loss)

 Reconciliation of Q1 2022 Software and Payments Segment Revenue Growth (Adjusted for One-Time Customer Loss)